EXHIBIT 25

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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                         -----------------------------

                                   FORM T-1

                           STATEMENT OF ELIGIBILITY
                  UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE
                         -----------------------------

 __ CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT
                             TO SECTION 305(b)(2)

               WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
              (Exact name of trustee as specified in its charter)

A U.S. National Banking Association                             41-1592157
(Jurisdiction of incorporation or                         (I.R.S. Employer
organization if not a U.S. national                     Identification No.)
bank)

Sixth Street and Marquette Avenue
Minneapolis, Minnesota                                           55479
(Address of principal executive offices)                     (Zip code)

                      Stanley S. Stroup, General Counsel
               WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
                       Sixth Street and Marquette Avenue
                         Minneapolis, Minnesota 55479
                                (612) 667-1234
                              (Agent for Service)
                         -----------------------------

                           MSDWCC HELOC Trust 2000-1
              (Exact name of obligor as specified in its charter)

Delaware                                                     Not Yet Received
(State or other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                               Identification
                                                             No.)

C\O Wilmington Trust
Rodney Square North
1100 North Market Street
Wilmington, DE                                               19890-0001
(Address of principal executive offices)                     (Zip code)

                         -----------------------------
                           MSDWCC HELOC Trust 2000-1
                       Asset-Backed Notes, Series 2000-1
                      (Title of the indenture securities)
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

Item 1. General Information. Furnish the following information as to the trustee:

                  (a) Name and address of each examining or supervising authority to which it is subject.

                         Comptroller of the Currency
                         Treasury Department
                         Washington, D.C.

                         Federal Deposit Insurance Corporation
                         Washington, D.C.

                         The Board of Governors of the Federal Reserve System Washington, D.C.

                  (b) Whether it is authorized to exercise corporate trust powers.

                         The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

                   None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15.  Foreign Trustee. Not applicable.

Item 16.  List of Exhibits.   List below all exhibits filed as a part of this
                              Statement of Eligibility. Trustee incorporates by reference into this Form T-1 the exhibits attached hereto.

         Exhibit 1.      a.   A copy of the Articles of Association of the
                              trustee now in effect.*

         Exhibit 2.      a.   A copy of the certificate of authority of the
                              trustee to commence business issued June 28, 1872, by the Comptroller of the Currency to The Northwestern National Bank of Minneapolis.*

                         b. A copy of the certificate of the Comptroller of the Currency dated January 2, 1934, approving the consolidation of The Northwestern National Bank of Minneapolis and The Minnesota Loan and
                              Trust Company of Minneapolis, with the
                              surviving entity being titled Northwestern
                              National Bank and Trust Company of Minneapolis.*

                         c.   A copy of the certificate of the Acting
                              Comptroller of the Currency dated January
                              12, 1943, as to change of corporate title of Northwestern National Bank and Trust Company of Minneapolis to Northwestern National Bank of Minneapolis.*

                         d.   A copy of the letter dated May 12, 1983
                              from the Regional Counsel, Comptroller of the Currency, acknowledging receipt of notice of name change effective May 1, 1983 from Northwestern National Bank of Minneapolis to Norwest Bank Minneapolis, National Association.*

                         e. A copy of the letter dated January 4, 1988 from the Administrator of National Banks for the Comptroller of the Currency certifying approval of consolidation and merger effective January 1, 1988 of Norwest Bank Minneapolis, National Association with various other banks under the title of "Norwest Bank Minnesota, National Association."*

                         f. A copy of the letter dated July 10, 2000 from the Administrator of National Banks for the Comptroller of the Currency certifying approval of consolidation of Norwest Bank Minnesota South, National Association with Norwest Bank Minnesota, National Association, effective July 8, 2000, with the resulting title of Wells Fargo Bank Minnesota, National Association.*

         Exhibit 3. A copy of the authorization of the trustee to exercise corporate trust powers issued January 2, 1934, by the Federal Reserve Board.*

         Exhibit 4.      Copy of By-laws of the trustee as now in effect.*

         Exhibit 5.      Not applicable.

         Exhibit 6. The consent of the trustee required by Section 321(b) of the Act.

         Exhibit 7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority. **

         Exhibit 8.      Not applicable.

         Exhibit 9.      Not applicable.





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*    Incorporated by reference to Exhibit 25 filed with registration statement
     (number 33-66026) of trustee's parent, Wells Fargo & Company.

** Incorporated by reference to Exhibit 25 filed with registration statement (number 333-43005) of trustee's parent, Wells Fargo & Company.






                                   SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank Minnesota, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Columbia and State of Maryland on the 21st day of August, 2000.






                         WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION



                                 /s/ Peter A. Gobell
                                 ----------------------------------------
                         Name:   Peter A. Gobell
                                 ----------------------------------------
                         Title:  Assistant Vice President
                                 ----------------------------------------

                                   EXHIBIT 6




August 21, 2000


Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.




                               Very truly yours,

                               WELLS FARGO BANK MINNESOTA,
                               NATIONAL ASSOCIATION


                                       /s/ Peter A. Gobell
                                       -------------------------------------
                               Name:   Peter A. Gobell
                                       -------------------------------------
                               Title:  Assistant Vice President
                                       -------------------------------------